UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08657

Pioneer Equity Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Equity
Income Fund

Annual Report | October 31, 2021

A: PEQIX	C: PCEQX	K: PEQKX	R: PQIRX	Y: PYEQX

visit us: www.amundi.com/us

Pioneer Equity Income Fund | Annual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Equity Income Fund | Annual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Equity Income Fund | Annual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income Fund during the 12-month period ended October 31, 2021. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund’s portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi US, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform over the 12-month period ended October 31, 2021?
A	Pioneer Equity Income Fund’s Class A shares returned 37.99% at net asset value during the 12-month period ended October 31, 2021, while the Fund’s benchmark, the Russell 1000 Value Index, returned 43.76%. During the same period, the average return of the 1,205 mutual funds in Morningstar’s Large Value Funds category was 43.70%.
Q	How would you describe the market for equities during the 12-month period ended October 31, 2021, particularly for the types of equities deemed appropriate for the Fund?
A	The 12-month period ended October 31, 2021, was one of generally rising stock prices. The dramatic gains took place, however, in the first half of the period (November through May), while the second half of the period saw more moderate gains. For the period as a whole, value and growth stocks, as measured by, respectively, the Russell 1000 Value and the Russell 1000 Growth indices, performed almost identically, though value outperformed growth in the first half of the period and growth outperformed value in the second half. The 12-month period saw increasing confidence that the dread COVID-19 pandemic would eventually be brought under control and that world economies could continue reopening and growing. At the same time, especially in the second half of the period, concerns heightened over signs of inflation and the potential for higher interest rates. The concerns somewhat dampened the enthusiasm for value stocks, which have tended to be more cyclical and economically sensitive, and led investors to reemphasize large growth stocks, despite the much higher price-to-earnings multiples of many of the prominent companies in the growth segment. Positive, we think, for the Fund and its portfolio that emphasizes owning dividend*-paying stocks is, potentially, a resumed interest in current income on the part of investors nervous about the stock market.
*	Dividends are not guaranteed.

4 Pioneer Equity Income Fund | Annual Report | 10/31/21

Q	Could you please discuss the main factors affecting the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2021, and any investments or strategies significantly helping or hurting benchmark-relative returns?
A	Looking at the Fund’s underperformance versus its benchmark, the Russell 1000 Value Index (the Russell Index), over the 12-month period, we see that both sector allocations and stock selections had negative effects on relative returns. The underperformance occurred largely in the first half of the period, when market enthusiasm for the economic reopening made possible by vaccines for COVID-19 was at a height, as investors went back into stocks that had suffered during the shutdowns earlier in 2020, when the virus was raging and vaccines were still in the future. We had been cautious about positioning the portfolio in stocks of companies that the economic slowdown appeared to have impaired with respect to profitability. During the second half of the period, however, the Fund did better and slightly outperformed the Russell Index as investors began focusing on the potential for a new economic slowdown along with a rise in interest rates.

For both the full 12-month period, and the final six months of the period ended October 31, 2021, the Fund’s sector allocations showed negative performance attribution versus the benchmark Russell Index. An overweight to the weak-performing utilities sector and an underweight to the strong-performing financials sector hurt the Fund’s relative returns. Seeing further headwinds for utilities with rising interest rates, we reduced the Fund’s utilities exposure during the second half of the period and had moved to an underweight as of period-end. The Fund was overweight to materials throughout the 12-month period; the sector outperformed early in the period, but then lagged the benchmark over much of the rest of the period.

On the positive side, the portfolio’s overweight to the top-performing energy sector helped the Fund’s relative returns consistently throughout the period, as did an underweight to the underperforming communications services sector.

Stock selection had a more decisive effect on the Fund’s relative performance during the period. Performance attribution versus the Russell Index from stock selection was negative in the first half of the period, then turned positive over the second half, but not by enough to offset the Fund’s benchmark-relative performance deficit from the first half. Individual stocks that were negative performance attributors for the 12-month period included portfolio positions in Clorox (consumer staples),

Pioneer Equity Income Fund | Annual Report | 10/31/21 5

WEC Energy (utilities), and PACCAR (industrials), as well as underweight exposure to ExxonMobil (energy); meanwhile, positive attributors included Nucor (materials), KLA (information technology), Eli Lilly (health care), and Marathon Petroleum (energy).

Clorox, a cleaning-supplies maker, was a big early beneficiary of the conditions created by the pandemic, as demand for its products soared, but waning concerns about the virus later in the period diminished interest in the stock. Shares of WEC Energy lagged right along with its utilities sector counterparts during the period. ExxonMobil was a very good performer, but the Fund did not own the stock at the beginning of the period, and while we did buy shares later, the Fund remained underweight versus the Russell Index, which detracted from relative returns. PACCAR, a truck manufacturer, performed very well early in the period, but then the share price corrected as investors moved out of some of the stocks that had bounced back quickly once economic activity began to pick up with the reopening.

On the plus side, steel-producer Nucor – though it, too, corrected later in the period – kept enough of its early share-price gains to remain a top relative performer for the Fund over the full 12-month period. KLA, a semiconductor-equipment company, benefited from strong demand for equipment from semiconductor manufacturers; the company’s share price rose also because of numerous announced plans for factory expansions by the manufacturers. Eli Lilly, the pharmaceutical giant, showed promising results in its Alzheimer’s-disease research and enjoyed continued success with its key diabetes products. Finally, Marathon Petroleum, an oil refiner, saw an uplift in its sales from the increase in both driving and flying as the economy emerged from the worst of the pandemic-related shutdowns.

Q	Could you highlight some of the more notable changes you made to the Fund’s portfolio during the 12-month period ended October 31, 2021?
A	It was an active period for the Fund. In the 12-month period ended October 31, 2021, we added 32 positions to the portfolio and eliminated 26. Early in the period, and continuing into the second half, we expanded the Fund’s energy holdings, ending with an overweight to the sector versus the Russell Index as of October 31, 2021. Additions to the portfolio from the energy sector during the period included Chevron Texaco, Marathon Petroleum, Baker Hughes, Schlumberger, and ExxonMobil. In reducing the Fund’s weighting to utilities, we eliminated positions in PPL, American Water Works, Ameren, WEC Energy, and Alliant Energy, while initiating positions in Eversource Energy and Essential Utilities. Both

6 Pioneer Equity Income Fund | Annual Report | 10/31/21

Eversource and Essential operate regulated natural-gas and water utilities, and Eversource, in addition, operates electric utilities and aims to become an important generator of alternative energy.

Rising inflation has generally meant stronger demand for gold, and so we added Newmont Mining to the portfolio. Newmont is a prominent mining company, with properties spanning the globe; we also believe it has paid attractive dividend. With rising agricultural-commodities and other input costs and, we feel, uncertain ability to raise prices commensurately, packaged-food companies appeared to us relatively unattractive, and we accordingly sold the Fund’s positions in JM Smucker, General Mills, Kellogg, Calavo Growers, and Lamb Weston. Health care was another sector in which we did some re-arranging, selling positions in Becton Dickinson, Smith & Nephew, and Merck (the US company), and adding Pfizer, Cerner, Gilead Sciences, Medtronic, Organon, and Merck KGaA (the German company) to the portfolio. Merck originated in Germany way back in the 1600s; during World War II, the American branch of the company split from the German portions, and the two companies have since operated completely separately. We believe the German company today has an attractive mix of specialty medicines and industrial materials, while the American Merck, we think, is riskily dependent on a few key drugs.

Q	Did the Fund have any derivatives exposure during the 12-month period ended October 31, 2021?
A	No, the Fund held no derivatives during the period.
Q	What is your outlook for equities heading into the Fund’s new fiscal year?
A	We think that the US economy can keep growing over the coming year, though the growth may well be slower than during this past year. However, inflation, higher interest rates, the ending of some government stimulus programs, labor scarcity and rising wages, international tensions, and potential commodities shortages could all restrain the rate of economic growth in the US. On the positive side, there remains pent-up consumer demand from the pandemic shutdowns; and we think capital spending as well, which has been restrained during the pandemic as worried companies have husbanded cash, could surge and significantly enhance economic-growth prospects.

We have emphasized owning shares of companies in the portfolio that we think can adjust to growth with inflation; key Fund sector overweights versus the Russell Index as of period-end are in materials, energy, and

Pioneer Equity Income Fund | Annual Report | 10/31/21 7

industrials. We are not so sure that the consumer will manage as well with rising inflation, and, taking consumer discretionary and consumer staples together, the Fund has approximately a neutral weighting in the consumer sectors overall versus the benchmark. The Fund’s biggest absolute weight is in financials, but it remains underweight versus the benchmark. We believe there are surely financials companies that may benefit for a time from the higher interest rates that usually accompany inflation. However, in due course, the rising “cost of money” could pinch profits in the financials sector, too, and also raise risks in regard to loan quality. Health care and information technology are two of the “growthier” areas within the portfolio’s value universe, and we have continued to find opportunities in both sectors. One must watch closely, though, for changes in government regulatory and anti-trust policies that could affect some of the favorable pricing that companies in those sectors have enjoyed.

As always, we shall be devoting our time and attention to researching the business prospects of individual companies, in an effort to build and maintain a diversified** portfolio of holdings that we believe have sound long-term potential for share-price appreciation and dividend payments.

Thank you as always for your support.

**	Diversification does not assure a profit nor protect against loss.

8 Pioneer Equity Income Fund | Annual Report | 10/31/21

Please refer to the Schedule of Investments on pages 19–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Equity Income Fund | Annual Report | 10/31/21 9

Portfolio Summary | 10/31/21

10 Largest Holdings
(As a percentage of total investments)*

1.	JPMorgan Chase & Co.	2.44%
2.	Bank of America Corp.	2.33
3.	Eli Lilly & Co.	2.14
4.	Sun Life Financial, Inc.	2.08
5.	Gorman-Rupp Co.	2.01
6.	Alexandria Real Estate Equities, Inc.	1.89
7.	Verizon Communications, Inc.	1.86
8.	PNC Financial Services Group, Inc.	1.84
9.	Abbott Laboratories	1.73
10.	Chubb, Ltd.	1.70

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Equity Income Fund | Annual Report | 10/31/21

Prices and Distributions | 10/31/21

Net Assets Value per Share

Class	10/31/21	10/31/20
A	$42.74	$31.38
C	$42.01	$30.85
K	$42.81	$31.44
R	$43.67	$32.04
Y	$43.35	$31.82

Distributions per Share: 11/1/20–10/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.5080	$ —	$ —
C	$0.2296	$ —	$ —
K	$0.6619	$ —	$ —
R	$0.3619	$ —	$ —
Y	$0.6118	$ —	$ —

Index Definitions

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Equity Income Fund | Annual Report | 10/31/21 11

Performance Update | 10/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	11.85%	11.19%	12.85%
5 years	11.46	10.14	12.39
1 year	37.99	30.06	43.76

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Equity Income Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2021)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	11.03%	N/A	12.85%
5 years	10.64	N/A	12.39
1 year	37.00	36.00%	43.76

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Equity Income Fund | Annual Report | 10/31/21 13

Performance Update | 10/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	12.22%	12.85%
5 years	11.86	12.39
1 year	38.49	43.76

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Equity Income Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	11.44%	12.85%
5 years	11.03	12.39
1 year	37.54	43.76

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.41%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Equity Income Fund | Annual Report | 10/31/21 15

Performance Update | 10/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	12.16%	12.85%
5 years	11.74	12.39
1 year	38.36	43.76

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.77%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Equity Income Fund | Annual Report | 10/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2021 through October 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account Value	$1,300.60	$1,296.00	$1,302.90	$1,299.00	$1,302.40
(after expenses) on
10/31/21
Expenses Paid	$5.88	$9.91	$3.71	$7.64	$4.40
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.75%, 0.66% 1.37%, and 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Equity Income Fund | Annual Report | 10/31/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2021 through October 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account Value	$1,019.69	$1,016.17	$1,021.57	$1,018.15	$1,020.98
(after expenses) on
10/31/21
Expenses Paid	$5.16	$8.70	$3.26	$6.71	$3.86
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.75%, 0.66% 1.37%, and 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18 Pioneer Equity Income Fund | Annual Report | 10/31/21

Schedule of Investments | 10/31/21

Shares		Value
	UNAFFILIATED ISSUERS — 99.9%
	COMMON STOCKS — 99.9% of Net Assets
	Air Freight & Logistics — 0.6%
146,326	CH Robinson Worldwide, Inc.	$ 14,192,159
	Total Air Freight & Logistics	$ 14,192,159
	Auto Components — 1.2%
640,916	BorgWarner, Inc.	$ 28,886,084
	Total Auto Components	$ 28,886,084
	Automobiles — 1.1%
775,783(a)	Ford Motor Co.	$ 13,250,374
411,871	Honda Motor Co. Ltd. (A.D.R.)	12,183,144
	Total Automobiles	$ 25,433,518
	Banks — 7.8%
1,184,041	Bank of America Corp.	$ 56,573,479
348,717	JPMorgan Chase & Co.	59,243,531
201,858	M&T Bank Corp.	29,697,349
211,924	PNC Financial Services Group, Inc.	44,722,322
	Total Banks	$ 190,236,681
	Beverages — 0.7%s
105,424	Keurig Dr Pepper, Inc.	$ 3,804,752
74,917	PepsiCo., Inc.	12,106,587
	Total Beverages	$ 15,911,339
	Capital Markets — 4.8%
524,096	Bank of New York Mellon Corp.	$ 31,026,483
287,703	Northern Trust Corp.	35,398,977
250,119	State Street Corp.	24,649,228
112,850	T Rowe Price Group, Inc.	24,474,908
	Total Capital Markets	$ 115,549,596
	Chemicals — 2.3%
186,259	Celanese Corp.	$ 30,082,691
153,832	Corteva, Inc.	6,637,851
160,909	Dow, Inc.	9,006,076
152,413	DuPont de Nemours, Inc.	10,607,945
	Total Chemicals	$ 56,334,563
	Commercial Services & Supplies — 0.8%
128,046	MSA Safety, Inc.	$ 19,594,879
	Total Commercial Services & Supplies	$ 19,594,879
	Consumer Discretionary — 0.5%
174,833	Omnicom Group, Inc.	$ 11,902,631
	Total Consumer Discretionary	$ 11,902,631

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 19

Schedule of Investments | 10/31/21

(continued)

Shares		Value
	Consumer Staples — 0.6%
107,831	Procter & Gamble Co.	$ 15,418,755
	Total Consumer Staples	$ 15,418,755
	Containers & Packaging — 0.3%
409,880	Graphic Packaging Holding Co.	$ 8,168,908
	Total Containers & Packaging	$ 8,168,908
	Diversified Telecommunication Services — 2.4%
234,724	BCE, Inc.	$ 12,081,244
854,009	Verizon Communications, Inc.	45,253,937
	Total Diversified Telecommunication Services	$ 57,335,181
	Electric Utilities — 2.0%
192,143	American Electric Power Co., Inc.	$ 16,276,434
230,445	Eversource Energy	19,564,780
146,434	NextEra Energy, Inc.	12,495,213
	Total Electric Utilities	$ 48,336,427
	Electrical Equipment — 0.7%
186,787	Emerson Electric Co.	$ 18,120,207
	Total Electrical Equipment	$ 18,120,207
	Electronic Equipment, Instruments &
	Components — 1.8%
51,954	CDW Corp.	$ 9,697,214
227,574	Corning, Inc.	8,094,807
183,883	TE Connectivity, Ltd.	26,846,918
	Total Electronic Equipment, Instruments &
	Components	$ 44,638,939
	Energy Equipment & Services — 1.1%
584,612	Baker Hughes Co.	$ 14,662,069
405,167	Schlumberger, Ltd.	13,070,687
	Total Energy Equipment & Services	$ 27,732,756
	Equity Real Estate Investment Trusts (REITs) — 4.4%
224,241	Alexandria Real Estate Equities, Inc.	$ 45,776,557
163,999	Camden Property Trust	26,748,237
73,232	Digital Realty Trust, Inc.	11,556,742
373,300	Healthcare Realty Trust, Inc.	12,341,298
73,102	Prologis, Inc.	10,596,866
	Total Equity Real Estate Investment Trusts (REITs)	$ 107,019,700
	Financials — 1.1%
320,289	Charles Schwab Corp.	$ 26,273,307
	Total Financials	$ 26,273,307

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Annual Report | 10/31/21

Shares		Value
	Food Products — 3.9%
52,309	Hershey Co.	$ 9,172,383
111,410	John B Sanfilippo & Son, Inc.	9,414,145
285,327	McCormick & Co., Inc., Class VTG	22,891,785
564,274	Mondelez International, Inc.	34,274,003
138,812	Nestle S.A. (A.D.R.)	18,298,198
	Total Food Products	$ 94,050,514
	Health Care — 0.9%
326,572	Gilead Sciences, Inc.	$ 21,187,991
	Total Health Care	$ 21,187,991
	Health Care Equipment & Supplies — 2.2%
325,412	Abbott Laboratories	$ 41,942,353
91,834	Medtronic Plc	11,007,223
	Total Health Care Equipment & Supplies	$ 52,949,576
	Health Care Providers & Services — 4.6%
170,706	AmerisourceBergen Corp.	$ 20,829,546
54,572	Anthem, Inc.	23,745,914
229,448	CVS Health Corp.	20,485,117
47,430	Humana, Inc.	21,967,679
167,870	Quest Diagnostics, Inc.	24,639,959
	Total Health Care Providers & Services	$ 111,668,215
	Health Care Technology — 1.1%
374,134	Cerner Corp.	$ 27,794,415
	Total Health Care Technology	$ 27,794,415
	Hotels, Restaurants & Leisure — 0.5%
259,767(a)	Cedar Fair LP	$ 12,071,373
	Total Hotels, Restaurants & Leisure	$ 12,071,373
	Household Durables — 0.5%
80,138	Garmin Ltd.	$ 11,507,817
	Total Household Durables	$ 11,507,817
	Household Products — 0.5%
71,494	Clorox Co.	$ 11,654,237
	Total Household Products	$ 11,654,237
	Industrial Conglomerates — 1.1%
120,863	Honeywell International, Inc.	$ 26,423,069
	Total Industrial Conglomerates	$ 26,423,069
	Insurance — 5.7%
211,519	Chubb, Ltd.	$ 41,326,582
210,405	First American Financial Corp.	15,389,022
439,021	Lincoln National Corp.	31,675,365

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 21

Schedule of Investments | 10/31/21

(continued)

Shares		Value
	Insurance (continued)
886,105	Sun Life Financial, Inc.	$ 50,481,402
	Total Insurance	$ 138,872,371
	IT Services — 4.2%
45,773	Accenture Plc	$ 16,422,895
68,588	Automatic Data Processing, Inc.	15,397,320
62,968	Broadridge Financial Solutions, Inc.	11,234,121
159,973	Cognizant Technology Solutions Corp.	12,492,291
84,651	Fidelity National Information Services, Inc.	9,374,252
192,562	Leidos Holdings, Inc.	19,252,349
139,379	Paychex, Inc.	17,182,643
	Total IT Services	$ 101,355,871
	Machinery — 5.5%
102,004	Caterpillar, Inc.	$ 20,809,836
1,148,916	Gorman-Rupp Co.	48,851,908
127,627	Oshkosh Corp.	13,656,089
372,371	PACCAR, Inc.	33,371,889
244,261	Timken Co.	17,330,318
	Total Machinery	$ 134,020,040
	Media — 2.0%
620,471	Comcast Corp.	$ 31,910,824
456,721	Interpublic Group of Cos., Inc.	16,702,287
	Total Media	$ 48,613,111
	Metals & Mining — 5.6%
203,740	Kaiser Aluminum Corp.	$ 19,791,304
293,084	Materion Corp.	21,154,803
432,626	Newmont Corp.	23,361,804
326,799	Nucor Corp.	36,487,108
241,637	Reliance Steel & Aluminum Co.	35,317,664
	Total Metals & Mining	$ 136,112,683
	Multiline Retail — 2.6%
77,278	Dollar General Corp.	$ 17,118,623
130,384	Kohl’s Corp.	6,327,535
149,552	Target Corp.	38,826,690
	Total Multiline Retail	$ 62,272,848
	Multi-Utilities — 0.6%
244,829	CMS Energy Corp.	$ 14,775,430
	Total Multi-Utilities	$ 14,775,430
	Oil, Gas & Consumable Fuels — 6.3%
260,693	Chevron Corp.	$ 29,846,742
303,766	ConocoPhillips	22,627,529

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/21

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
204,097	Exxon Mobil Corp.	$ 13,158,134
543,483	Marathon Petroleum Corp.	35,831,834
372,721	Phillips 66	27,872,076
298,872	Valero Energy Corp.	23,111,772
	Total Oil, Gas & Consumable Fuels	$ 152,448,087
	Pharmaceuticals — 6.6%
470,039	AstraZeneca Plc (A.D.R.)	$ 29,321,033
203,711	Eli Lilly & Co.	51,897,415
102,812	Merck KGaA (A.D.R.)	4,872,261
308,510	Novo Nordisk AS (A.D.R.)	33,976,206
217,240	Organon & Co.	7,983,570
747,341	Pfizer, Inc.	32,688,695
	Total Pharmaceuticals	$ 160,739,180
	Road & Rail — 0.4%
36,111	Norfolk Southern Corp.	$ 10,582,329
	Total Road & Rail	$ 10,582,329
	Semiconductors & Semiconductor Equipment — 4.4%
182,311	Analog Devices, Inc.	$ 31,629,136
58,136	CMC Materials, Inc.	7,462,918
95,424	KLA-Tencor Corp.	35,570,250
168,207	Texas Instruments, Inc.	31,535,448
	Total Semiconductors & Semiconductor Equipment	$ 106,197,752
	Technology Hardware, Storage & Peripherals — 0.5%
880,774	Hewlett Packard Enterprise Co.	$ 12,903,339
	Total Technology Hardware, Storage & Peripherals	$ 12,903,339
	Telecommunication Services — 1.3%
1,291,260	AT&T, Inc.	$ 32,617,228
	Total Telecommunication Services	$ 32,617,228
	Textiles, Apparel & Luxury Goods — 2.0%
255,760	Carter’s, Inc.	$ 25,197,475
330,052	VF Corp.	24,054,190
	Total Textiles, Apparel & Luxury Goods	$ 49,251,665
	Trading Companies & Distributors — 2.2%
487,992	Fastenal Co.	$ 27,854,583
170,202	Ferguson Plc	25,736,245
	Total Trading Companies & Distributors	$ 53,590,828
	Water Utilities — 0.5%
258,432	Essential Utilities, Inc.	$ 12,164,394
	Total Water Utilities	$ 12,164,394

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 23

Schedule of Investments | 10/31/21

(continued)

Shares		Value
TOTAL COMMON STOCKS
	(Cost $1,605,551,550)	$ 2,426,909,993
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 99.9%
	(Cost $1,605,551,550)	$ 2,426,909,993
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 2,425,784
	NET ASSETS — 100.0%	$ 2,429,335,777

REIT Real Estate Investment Trust.

(A.D.R.) American Depositary Receipts.

(a) Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2021, aggregated $584,185,005 and $857,271,145, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2021, the Fund did not engage in any cross trade activity.

At October 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,596,304,715 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$853,089,283
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(22,484,005)
Net unrealized appreciation	$830,605,278

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,426,909,993	$—	$—	$2,426,909,993
Total Investments in Securities	$2,426,909,993	$—	$—	$2,426,909,993

During the year ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/21

Statement of Assets and Liabilities | 10/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,605,551,550)	$2,426,909,993
Foreign currencies, at value (cost $53,058)	51,864
Receivables —
Investment securities sold	12,673,164
Fund shares sold	1,878,836
Dividends	4,962,745
Other assets	52,802
Total assets	$2,446,529,404
LIABILITIES:
Overdraft due to custodian	$347,181
Payables —
Investment securities purchased	13,103,196
Fund shares repurchased	2,724,783
Distributions	36
Trustees' fees	10,315
Due to affiliates	243,795
Accrued expenses	764,321
Total liabilities	$17,193,627
NET ASSETS:
Paid-in capital	$1,412,083,162
Distributable earnings	1,017,252,615
Net assets	$2,429,335,777
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $879,752,601/20,582,691 shares)	$42.74
Class C (based on $70,156,009/1,669,896 shares)	$42.01
Class K (based on $300,778,034/7,026,013 shares)	$42.81
Class R (based on $54,015,199/1,236,832 shares)	$43.67
Class Y (based on $1,124,633,934/25,944,641 shares)	$43.35
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $42.74 net asset value per share/100%-5.75%
maximum sales charge)	$45.35

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 25

Statement of Operations
FOR THE YEAR ENDED 10/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $693,538)	$58,558,363
Interest from unaffiliated issuers	2,222
Total investment income		$58,560,585
EXPENSES:
Management fees	$14,452,198
Administrative expense	708,525
Transfer agent fees
Class A	799,579
Class C	56,376
Class K	2,514
Class R	115,082
Class Y	1,372,559
Distribution fees
Class A	2,102,933
Class C	724,208
Class R	272,984
Shareowner communications expense	212,318
Custodian fees	24,522
Registration fees	109,937
Professional fees	140,804
Printing expense	66,565
Trustees' fees	107,907
Insurance expense	3,900
Miscellaneous	171,098
Total expenses		$21,444,009
Net investment income		$37,116,576
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$304,257,830
Other assets and liabilities denominated in
foreign currencies	1,249	$304,259,079
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$400,889,897
Other assets and liabilities denominated in
foreign currencies	21,334	$400,911,231
Net realized and unrealized gain (loss) on investments		$705,170,310
Net increase in net assets resulting from operations		$742,286,886

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/21

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/21	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$37,116,576	$43,611,529
Net realized gain (loss) on investments	304,259,079	(133,907,368)
Change in net unrealized appreciation (depreciation)
on investments	400,911,231	(115,513,726)
Net increase (decrease) in net assets resulting
from operations	$742,286,886	$(205,809,565)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.51 and $1.44 per share, respectively)	$(10,879,688)	$(34,920,415)
Class C ($0.23 and $1.21 per share, respectively)	(429,702)	(3,457,576)
Class K ($0.66 and $1.56 per share, respectively)	(4,998,039)	(12,271,255)
Class R ($0.36 and $1.30 per share, respectively)	(494,558)	(2,364,835)
Class Y ($0.61 and $1.50 per share, respectively)	(17,502,322)	(51,519,600)
Total distributions to shareowners	$(34,304,309)	$(104,533,681)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$350,124,705	$382,990,687
Reinvestment of distributions	32,866,468	98,373,957
Cost of shares repurchased	(659,754,688)	(809,764,893)
Net decrease in net assets resulting from
Fund share transactions	$(276,763,515)	$(328,400,249)
Net increase (decrease) in net assets	$431,219,062	$(638,743,495)
NET ASSETS:
Beginning of year	$1,998,116,715	$2,636,860,210
End of year	$2,429,335,777	$1,998,116,715

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 27

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,840,812	$ 71,380,092	2,092,282	$ 67,006,953
Reinvestment of distributions	264,905	10,273,488	991,808	33,256,359
Less shares repurchased	(3,955,134)	(153,561,574)	(5,510,282)	(177,240,555)
Net decrease	(1,849,417)	$ (71,907,994)	(2,426,192)	$ (76,977,243)
Class C
Shares sold	168,926	$ 6,383,845	306,030	$ 9,667,533
Reinvestment of distributions	10,637	403,033	93,391	3,131,717
Less shares repurchased	(740,854)	(27,843,581)	(1,124,645)	(34,913,994)
Net decrease	(561,291)	$ (21,056,703)	(725,224)	$ (22,114,744)
Class K
Shares sold	1,517,751	$ 59,128,204	2,192,771	$ 69,678,672
Reinvestment of distributions	126,464	4,921,056	361,676	12,045,730
Less shares repurchased	(2,324,329)	(93,092,387)	(2,615,608)	(84,197,750)
Net decrease	(680,114)	$ (29,043,127)	(61,161)	$ (2,473,348)
Class R
Shares sold	141,256	$ 5,612,247	238,799	$ 7,756,125
Reinvestment of distributions	12,371	490,863	67,453	2,337,266
Less shares repurchased	(420,892)	(16,741,500)	(715,913)	(23,094,963)
Net decrease	(267,265)	$ (10,638,390)	(409,661)	$ (13,001,572)
Class Y
Shares sold	5,356,572	$ 207,620,317	7,090,869	$ 228,881,404
Reinvestment of distributions	425,848	16,778,028	1,408,643	47,602,885
Less shares repurchased	(9,217,632)	(368,515,646)	(15,242,046)	(490,317,631)
Net decrease	(3,435,212)	$(144,117,301)	(6,742,534)	$(213,833,342)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 31.38	$ 35.59	$ 34.39	$ 35.68	$ 33.76
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$ 0.55	$ 0.58	$ 0.72	$ 0.72	$ 0.55
Net realized and unrealized gain (loss) on investments	11.32	(3.35)	2.85	(0.04)	5.58
Net increase (decrease) from investment operations	$ 11.87	$ (2.77)	$ 3.57	$ 0.68	$ 6.13
Distributions to shareowners:
Net investment income	$ (0.51)	$ (0.61)	$ (0.79)	$ (0.57)	$ (0.51)
Net realized gain	—	(0.83)	(1.58)	(1.40)	(3.70)
Total distributions	$ (0.51)	$ (1.44)	$ (2.37)	$ (1.97)	$ (4.21)
Net increase (decrease) in net asset value	$ 11.36	$ (4.21)	$ 1.20	$ (1.29)	$ 1.92
Net asset value, end of period	$ 42.74	$ 31.38	$ 35.59	$ 34.39	$ 35.68
Total return (b)	37.99%	(8.00)%	11.15%	1.84%	19.68%(c)
Ratio of net expenses to average net assets	1.02%	1.06%	1.00%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets	1.41%	1.78%	2.14%	2.00%	1.62%
Portfolio turnover rate	25%	8%	23%	27%	33%
Net assets, end of period (in thousands)	$879,753	$703,864	$884,809	$835,012	$858,764

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.64%.

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 30.85	$ 35.00	$ 33.80	$ 35.06	$ 33.24
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$ 0.27	$ 0.35	$ 0.46	$ 0.48	$ 0.30
Net realized and unrealized gain (loss) on investments	11.12	(3.29)	2.79	(0.05)	5.47
Net increase (decrease) from investment operations	$ 11.39	$ (2.94)	$ 3.25	$ 0.43	$ 5.77
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.38)	$ (0.47)	$ (0.29)	$ (0.25)
Net realized gain	—	(0.83)	(1.58)	(1.40)	(3.70)
Total distributions	$ (0.23)	$ (1.21)	$ (2.05)	$ (1.69)	$ (3.95)
Net increase (decrease) in net asset value	$ 11.16	$ (4.15)	$ 1.20	$ (1.26)	$ 1.82
Net asset value, end of period	$ 42.01	$ 30.85	$ 35.00	$ 33.80	$ 35.06
Total return (b)	37.00%	(8.64)%	10.27%	1.14%	18.77%
Ratio of net expenses to average net assets	1.75%	1.75%	1.78%	1.72%	1.75%
Ratio of net investment income (loss) to average net assets	0.69%	1.11%	1.38%	1.35%	0.89%
Portfolio turnover rate	25%	8%	23%	27%	33%
Net assets, end of period (in thousands)	$70,156	$68,832	$103,483	$111,558	$148,417

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class K
Net asset value, beginning of period	$ 31.44	$ 35.65	$ 34.47	$ 35.75	$ 33.81
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$ 0.70	$ 0.71	$ 0.83	$ 0.85	$ 0.67
Net realized and unrealized gain (loss) on investments	11.33	(3.36)	2.85	(0.04)	5.60
Net increase (decrease) from investment operations	$ 12.03	$ (2.65)	$ 3.68	$ 0.81	$ 6.27
Distributions to shareowners:
Net investment income	$ (0.66)	$ (0.73)	$ (0.92)	$ (0.69)	$ (0.63)
Net realized gain	—	(0.83)	(1.58)	(1.40)	(3.70)
Total distributions	$ (0.66)	$ (1.56)	$ (2.50)	$ (2.09)	$ (4.33)
Net increase (decrease) in net asset value	$ 11.37	$ (4.21)	$ 1.18	$ (1.28)	$ 1.94
Net asset value, end of period	$ 42.81	$ 31.44	$ 35.65	$ 34.47	$ 35.75
Total return (b)	38.49%	(7.62)%	(11.53)%	2.21%	20.12%
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	1.77%	2.18%	2.46%	2.38%	1.96%
Portfolio turnover rate	25%	8%	23%	27%	33%
Net assets, end of period (in thousands)	$300,778	$242,250	$276,921	$212,103	$94,915

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class R
Net asset value, beginning of period	$ 32.04	$ 36.28	$ 34.98	$ 36.24	$ 34.24
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$ 0.43	$ 0.48	$ 0.61	$ 0.56	$ 0.43
Net realized and unrealized gain (loss) on investments	11.56	(3.42)	2.90	(0.02)	5.65
Net increase (decrease) from investment operations	$ 11.99	$ (2.94)	$ 3.51	$ 0.54	$ 6.08
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.47)	$ (0.63)	$ (0.40)	$ (0.38)
Net realized gain	—	(0.83)	(1.58)	(1.40)	(3.70)
Total distributions	$ (0.36)	$ (1.30)	$ (2.21)	$ (1.80)	$ (4.08)
Net increase (decrease) in net asset value	$ 11.63	$ (4.24)	$ 1.30	$ (1.26)	$ 2.00
Net asset value, end of period	$ 43.67	$ 32.04	$ 36.28	$ 34.98	$ 36.24
Total return (b)	37.54%	(8.33)%	10.71%	1.42%	19.19%
Ratio of net expenses to average net assets	1.37%	1.41%	1.39%	1.44%	1.41%
Ratio of net investment income (loss) to average net assets	1.07%	1.44%	1.77%	1.55%	1.24%
Portfolio turnover rate	25%	8%	23%	27%	33%
Net assets, end of period (in thousands)	$54,015	$48,198	$69,435	$74,323	$92,870

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 31.82	$ 36.05	$ 34.82	$ 36.10	$ 34.10
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$ 0.66	$ 0.69	$ 0.81	$ 0.86	$ 0.64
Net realized and unrealized gain (loss) on investments	11.48	(3.42)	2.88	(0.08)	5.65
Net increase (decrease) from investment operations	$ 12.14	$ (2.73)	$ 3.69	$ 0.78	$ 6.29
Distributions to shareowners:
Net investment income	$ (0.61)	$ (0.67)	$ (0.88)	$ (0.66)	$ (0.59)
Net realized gain	—	(0.83)	(1.58)	(1.40)	(3.70)
Total distributions	$ (0.61)	$ (1.50)	$ (2.46)	$ (2.06)	$ (4.29)
Net increase (decrease) in net asset value	$ 11.53	$ (4.23)	$ 1.23	$ (1.28)	$ 2.00
Net asset value, end of period	$ 43.35	$ 31.82	$ 36.05	$ 34.82	$ 36.10
Total return (b)	38.36%	(7.76)%	11.41%	2.09%	19.99%(c)
Ratio of net expenses to average net assets	0.78%	0.77%	0.78%	0.76%	0.77%
Ratio of net investment income (loss) to average net assets	1.65%	2.08%	2.37%	2.37%	1.86%
Portfolio turnover rate	25%	8%	23%	27%	33%
Net assets, end of period (in thousands)	$1,124,634	$934,973	$1,302,212	$1,255,700	$1,030,526

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.96%.

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/21 33

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s

34 Pioneer Equity Income Fund | Annual Report | 10/31/21

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Pioneer Equity Income Fund | Annual Report | 10/31/21 35

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry valuation model).

36 Pioneer Equity Income Fund | Annual Report | 10/31/21

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Equity Income Fund | Annual Report | 10/31/21 37

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2021, the Fund reclassified $21,897 to increase distributable earnings and $21,897 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$34,304,309	$ 44,110,443
Long-term capital gain	—	60,423,238
Total	$34,304,309	$104,533,681

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$ 5,203,128
Undistributed long-term capital gain	181,589,253
Net unrealized appreciation	830,460,234
Total	$1,017,252,615

38 Pioneer Equity Income Fund | Annual Report | 10/31/21

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and common stock holdings.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that was unrealized at the time you made your investment or attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $50,890 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer Equity Income Fund | Annual Report | 10/31/21 39

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the

40 Pioneer Equity Income Fund | Annual Report | 10/31/21

inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation ave recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended October 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative

Pioneer Equity Income Fund | Annual Report | 10/31/21 41

reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $199,115 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2021, the Fund paid $107,907 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $10,315.

4. Transfer Agent

During the period covered by the report DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$142,450
Class C	11,279
Class K	4,009
Class R	904
Class Y	53,676
Total	$212,318

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with

42 Pioneer Equity Income Fund | Annual Report | 10/31/21

regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $44,680 in distribution fees payable to the Distributor at October 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2021, CDSCs in the amount of $6,721 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2021, the Fund had no borrowings under the credit facility.

7. Subsequent Event

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is now the Fund's Transfer Agent, Custodian and Sub-Administrator.

Pioneer Equity Income Fund | Annual Report | 10/31/21 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Equity Income Fund at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

44 Pioneer Equity Income Fund | Annual Report | 10/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 22, 2021

Pioneer Equity Income Fund | Annual Report | 10/31/21 45

Additional Information

For the year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

46 Pioneer Equity Income Fund | Annual Report | 10/31/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Equity Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer Equity Income Fund | Annual Report | 10/31/21 47

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

48 Pioneer Equity Income Fund | Annual Report | 10/31/21

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the

Pioneer Equity Income Fund | Annual Report | 10/31/21 49

Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and

50 Pioneer Equity Income Fund | Annual Report | 10/31/21

profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Equity Income Fund | Annual Report | 10/31/21 51

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

52 Pioneer Equity Income Fund | Annual Report | 10/31/21

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Equity Income Fund | Annual Report | 10/31/21 53

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.**

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

*	Note to shareowners: The Bank of New York Mellon (BNY Mellon) became the Fund's custodian and sub-administrator effective November 22, 2021.
**	Note to shareowners: BNY Mellon Investment Servicing (US), Inc. became the Fund's transfer agent effective November 22, 2021.

54 Pioneer Equity Income Fund | Annual Report | 10/31/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Trustee	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Equity Income Fund | Annual Report | 10/31/21 55

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

56 Pioneer Equity Income Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1990.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

Pioneer Equity Income Fund | Annual Report | 10/31/21 57

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

58 Pioneer Equity Income Fund | Annual Report | 10/31/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

Pioneer Equity Income Fund | Annual Report | 10/31/21 59

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	discretion of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

60 Pioneer Equity Income Fund | Annual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19439-15-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $23,460 payable to Ernst & Young LLP for the year ended October 31, 2021 and $23,460 for the year ended October 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended October 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2021 and 2020, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended October 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Equity Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.